-------------------------------------------------------------------------------






                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K
                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of  1934

      Date of Report (Date of earliest event reported): March 15, 2004

                      FIRST NATIONAL LINCOLN CORPORATION
              (Exact name of Registrant as specified in charter)

                                    MAINE
                (State or other jurisdiction of incorporation)

                  0-26589                      01-0404322
         (Commission file number)   (IRS employer identification no.)


                 Main Street, Damariscotta, Maine        04853
             (Address of principal executive offices)  (Zip Code)


                                (207) 563-3195
             (Registrant's telephone number, including area code)





-------------------------------------------------------------------------------

















Item 5. Other Events

The Company today issued the following press release:

------------------------------------------------------------------------------

First National Lincoln Corporation Appoints New Director


DAMARISCOTTA, Maine -- (BUSINESS WIRE) -- March 15, 2004 -- DAMARISCOTTA, MAINE -- Daniel R. Daigneault, President and Chief Executive Officer of First National Lincoln Corporation (NASDAQ symbol: FNLC), is pleased to announce the recent appointment of Randy A. Nelson to the Company's Board of Directors. He has also been appointed to the Board of Directors of the Company's subsidiary, The First National Bank of Damariscotta.

Mr. Nelson is a Professor of Economics and Finance at Colby College in Waterville, Maine, where he has been a faculty member since 1987. Mr. Nelson received his Masters Degree and Ph.D. in Economics from the University of Illinois. Prior to moving to Maine, he spent eight years as a professor at the University of Delaware. His areas of expertise include applied microeconomics, industrial organization, corporate finance and aviation safety. Nelson is a member of the American Economic Association, the American Finance Association and the Financial Management Association.

"Randy Nelson is a welcome addition to our board of directors, " noted President Daigneault. "His strong background in economics and finance complements the depth in professional business and civic leadership found on our Board."

Mr. Nelson has been very involved with Mid-Coast community service organizations since moving to Maine in 1987. Currently, he is on the board of directors for the Coastal Conservation Association. In the past he has served as a director for Mobius, Inc., Pemaquid Watershed Association, Skidompha Public Library, and the Nobleboro Central School board. Mr. Nelson and his wife Nancy, a physician who previously practiced at Miles Memorial Hospital and is currently working as a medical consultant, live in Nobleboro.

First National Lincoln Corporation, headquartered in Damariscotta, Maine, is the holding company for The First National Bank of Damariscotta and Pemaquid Advisors. The First is an independent community bank serving Mid-Coast Maine with seven offices in Lincoln and Knox Counties that provide consumer and commercial banking products and services. Pemaquid Advisors provides investment advisory and trust services from offices in Damariscotta, Boothbay Harbor and Portland, Maine.

Forward-looking and cautionary statements: except for the historical information and discussions contained herein, statements contained in this release may constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements involve a number of risks, uncertainties and other factors that could cause actual results to differ materially, as discussed in the company's filings with the Securities and Exchange Commission.

For additional information contact F. Stephen Ward, Treasurer & Chief Financial Officer, at 207.563.3272.
------------------------------------------------------------------------------
SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be filed on its behalf by the undersigned thereunto duly authorized.

FIRST NATIONAL LINCOLN CORPORATION

By: /s/ F. Stephen Ward
    F. Stephen Ward
    Treasurer & Chief Financial Officer
    March 15, 2004